BROWN & WOOD
                                    ONE WORLD TRADE CENTER
                                NEW YORK, NEW YORK 10048-0557

                                   TELEPHONE: 212-839-5300
                                   FACSIMILE: 212-839-5599


                                                          May 22, 1995


VIA ELECTRONIC FILING


Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549

Attention:  Division of Investment Management

               Re:    Emerging Tigers Fund, Inc.
                      Definitive Proxy Materials

Ladies and Gentlemen:

        On behalf of Emerging Tigers Fund, Inc. (the "Fund") and pursuant to Rule 14a-6(b) under the Securities Exchange Act of 1934, transmitted herewith for filing with the Securities and Exchange Commission is a definitive copy of the Notice of 1995 Annual Meeting of Stockholders, Proxy Statement and Form of Proxy to be used in connection with the Fund's 1995 Annual Meeting of Stockholders to be held on June 23, 1995. A Federal wire transfer in the amount of $125 was previously sent on behalf of the Fund.

        Please direct any communications relating to this filing to the undersigned at (212) 839-5583 or to George A. Dunston of this firm at (212) 839-5504.

                                                          Very truly yours,


                                                          /s/ Ellen W. Harris
                                                            Ellen W. Harris

   As filed with the Securities and Exchange Commission on May 22, 1995


        Proxy Statement Pursuant to Section 14(a) of the Securities
                 Exchange Act of 1934 (Amendment No.    )


Filed by the registrant  |X|
Filed by a party other than the registrant  |_|

Check the appropriate box:

|_|    Preliminary proxy statement
                                           |_|  Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
|X|    Definitive proxy statement
|_|    Definitive additional materials
|_|    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        EMERGING TIGERS FUND, INC.
--------------------------------------------------------------------------

             (Name of Registrant as Specified in its Charter)

                        EMERGING TIGERS FUND, INC.
--------------------------------------------------------------------------

                (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
|X|    $125 per Exchange Act Rule 0-11(c)(1(ii), 14a-6(i)(1), or 14a-6(2).
|_| $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
|_|    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

--------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

--------------------------------------------------------------------------
(2)  Form, schedule or registration statement no.:

--------------------------------------------------------------------------
(3)  Filing party:

--------------------------------------------------------------------------
(4)  Date filed:

--------------------------------------------------------------------------





--------

1 Set forth the amount on which the filing fee is calculated and state how it was determined.

                           EMERGING TIGERS FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                  NOTICE OF 1995 ANNUAL MEETING OF STOCKHOLDERS
                                  June 23, 1995

To The Stockholders of Emerging Tigers Fund, Inc.:

    Notice is hereby given that the 1995 Annual Meeting of Stockholders (the "Meeting") of Emerging Tigers Fund, Inc. (the "Fund") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on June 23, 1995, at 9:00 A.M. for the following purposes:

      (1) To elect six Directors to serve until the next Annual Meeting of Stockholders;

      (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche llp to serve as independent auditors of the Fund for its current fiscal year; and

      (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on May 10, 1995 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

    A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after June 9, 1995 at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                        By Order of the Board of Directors


                                        Michael J. Hennewinkel
                                        Secretary

Plainsboro, New Jersey
Dated: May 22, 1995

                                PROXY STATEMENT

                           EMERGING TIGERS FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                       1995 ANNUAL MEETING OF STOCKHOLDERS
                                  June 23, 1995

                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Emerging Tigers Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 1995 Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Friday, June 23, 1995 at 9:00 A.M. The approximate mailing date of this Proxy Statement is May 25, 1995.

    All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Directors to serve until the next Annual Meeting of Stockholders and for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

    The Board of Directors has fixed the close of business on May 10, 1995 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of May 10, 1995, the Fund had outstanding 22,007,055 shares of common stock, par value $.10 per share ("Common Stock"). To the knowledge of the Fund, as of May 10, 1995, no person is the beneficial owner of more than five percent of its outstanding shares of Common Stock.

    The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

ITEM 1. ELECTION OF DIRECTORS

    At the Meeting, the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) in favor of the persons designated as Directors to be elected by holders of Common Stock.

    The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

    Certain information concerning the nominees is set forth below:

                                                                                                  Shares of
                                                                                                Common Stock
                                                                                                 of the Fund
                                                                                                Beneficially
                                             Principal Occupation                                 Owned at
                                            During Past Five Years                  Director       May 10,
         Name and Address               and Public Directorships( (1))        Age     Since         1995

Arthur Zeikel*........................President of Fund Asset Management,     62      1994          6,076**
   P.O. Box 9011                        L.P. ("FAM", which term as used
   Princeton, New Jersey                herein includes its corporate
   08543-9011                           predecessors) since 1977;
                                        President of MLAM (which term as
                                        used herein includes its
                                        corporate predecessors) since
                                        1977; President and Director of
                                        Princeton Services, Inc.
                                        ("Princeton Services") since
                                        1993; Executive Vice President of
                                        Merrill Lynch & Co., Inc.
                                        ("ML&Co.") since 1990; Executive
                                        Vice President of Merrill Lynch,
                                        Pierce, Fenner & Smith
                                        Incorporated ("Merrill Lynch")
                                        since 1990 and a Senior Vice
                                        President thereof from 1985 to
                                        1990; Director of Merrill Lynch
                                        Funds Distributor, Inc. ("MLFD").
Donald Cecil(2).......................Special Limited Partner of Cumberland   68      1994          0
   1114 Avenue of the Americas          Partners (investment partnership)
   New York, New York 10036             since 1982; Member of Institute
                                        of Chartered Financial Analysts;
                                        Member and Chairman of
                                        Westchester County (N.Y.) Board
                                        of Transportation.
Edward H. Meyer(2)....................President of Grey Advertising, Inc.     68      1994          0
   777 Third Avenue                     since 1968, Chief Executive
   New York, New York 10017             Officer since 1970 and Chairman
                                        of the Board of Directors since
                                        1972; Director of The May
                                        Department Stores Company, Bowne
                                        & Co., Inc. (financial printers),
                                        Ethan Allen Interiors, Inc. and
                                        Harman International Industries,
                                        Inc.

                                      2

                                                                                                 Shares of
                                                                                                Common Stock
                                                                                                 of the Fund
                                                                                                Beneficially
                                             Principal Occupation                                 Owned at
                                            During Past Five Years                  Director       May 10,
         Name and Address               and Public Directorships( (1))        Age     Since         1995

Charles C. Reilly(2).................Self-employed financial consultant       63      1994          0
   9 Hampton Harbor Road                since 1990; President and Chief
   Hampton Bays, New York 11946         Investment Officer of Verus
                                        Capital, Inc. from 1979 to 1990;
                                        former Senior Vice President of
                                        Arnold and S. Bleichroeder, Inc.
                                        from 1973 to 1990; Adjunct
                                        Professor, Columbia University
                                        Graduate School of Business,
                                        1990; Adjunct Professor, Wharton
                                        School, University of
                                        Pennsylvania, 1990.
Richard R. West(2)...................Professor of Finance since 1984, and     57      1994          0
   482 Tepi Drive                       Dean from 1984 to 1993, of New
   Southbury, Connecticut 06488         York University Leonard N. Stern
                                        School of Business
                                        Administration; Director of Re
                                        Capital Corp. (reinsurance
                                        holding company), Bowne & Co.,
                                        Inc. (financial printers),
                                        Vornado, Inc. (real estate
                                        holding company), Smith-Corona
                                        Corporation (manufacturer of
                                        typewriters and word processors)
                                        and Alexander's Inc. (real estate
                                        company).
Edward D. Zinbarg(2).................Executive Vice President of The          60      1994          0
   5 Hardwell Road                      Prudential Insurance Company of
   Short Hills, New Jersey              America from 1988 to 1994; former
   07078-2117                           Director of Prudential
                                        Reinsurance Company and former
                                        Trustee of the Prudential
                                        Foundation.

  * Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Fund.
 ** Represents less than 0.1% of the shares of Common Stock outstanding.
(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See "Compensation of Directors and Officers" below.
(2) Member of Audit Committee of the Board of Directors.

    Committees and Board of Directors' Meetings. The Board of Directors has a standing Audit Committee, which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.

    During the period March 4, 1994 (commencement of operations) to November 30, 1994, the Board of Directors held five meetings and the Audit Committee held three meetings. All of the Directors then in office attended at least 75% of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which he/she served during such period.

    Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers, directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

    Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its fiscal period March 4, 1994 (commencement of operations) to November 30, 1994, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal period, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal period.

    Interested Persons. The Fund considers Mr. Zeikel to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the position he holds with FAM and its affiliates. Mr. Zeikel is the President of the Fund and the President of FAM and MLAM.

    Compensation of Directors and Officers. FAM, the Fund's investment adviser, pays all compensation of all officers of the Fund and all Directors of the Fund who are affiliated with ML&Co. or its subsidiaries. The Fund pays each Director not affiliated with the investment adviser a fee of $2,000 per year plus $500 per regular meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee a fee of $500 per meeting attended, together with such Director's out-of-pocket expenses relating to attendance at meetings. These fees and expenses aggregated $25,225 for the period March 4, 1994 (commencement of operations) to November 30, 1994.

    The following table sets forth the estimated compensation to be paid by the Fund to the non-affiliated Directors and, for the calendar year ended December 31, 1994, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds") to the non-affiliated Directors.

                                             Pension or Retirement
                             Aggregate        Benefits Accrued as      Total Compensation from Fund
        Name of            Compensation               Part                 and FAM/MLAM Advised
       Director            from Fund (3)        of Fund Expenses          Funds Paid to Directors
Donald Cecil (1)              $6,000                  None                       $236,350
Edward H. Meyer (1)           $6,000                  None                       $251,600
Charles C. Reilly (1)         $6,000                  None                       $276,900
Richard R. West (1)           $6,000                  None                       $300,900
Edward D. Zinbarg (1)         $6,000                  None                       $121,500(2)

(1) In addition to the Fund, the Directors serve on the Boards of other FAM/MLAM Advised Funds as follows: Mr. Cecil (35 funds), Mr. Meyer (35 funds), Mr. Reilly (54 funds), Mr. West (54 funds) and Mr. Zinbarg (17 funds).
(2) Projected annual compensation. Mr. Zinbarg was elected to the Fund's Board of Directors effective October 25, 1994.
(3) Estimated for the period December 1, 1994 to November 30, 1995 assuming that the Board of Directors of the Fund and the Audit Committee each hold four meetings during the year which are attended by all of the Directors.

Officers of the Fund. The Board of Directors has elected six officers of the Fund. The following table sets forth information concerning each of these officers:

                                                                                                     Officer
Name and Principal Occupation                                             Office            Age      Since
Arthur Zeikel ...................................................         President           62        1994
   President of FAM since 1977; President of MLAM since 1977;
   President and Director of Princeton Services since 1993; Executive
   Vice President of ML&Co. and Merrill Lynch since 1990 and a Senior
   Vice President of Merrill Lynch from 1985 to 1990; Director of
   MLFD.
Terry K. Glenn ..................................................         Executive Vice      54        1994
   Executive Vice President of FAM and MLAM since 1983; Executive         President
   Vice President and Director of Princeton Services since 1993;
   President of MLFD since 1986 and Director thereof since 1991;
   President of Princeton Administrators, L.P. since 1988.
Donald C. Burke .................................................         Vice President      34        1994
   Vice President and Director of Taxation of FAM and MLAM since
   1990; employee of Deloitte & Touche llp from 1982 to 1990.
Kara W. Y. Tan Bhala.............................................         Vice President      35        1994
   Portfolio Manager with MLAM since 1993; Vice President of James
   Capel Inc. from 1988 to 1990; Senior Investment Analyst of James
   Capel (Far East) Ltd. from 1986 to 1988.
Gerald M. Richard................................................         Treasurer           46        1994
   Senior Vice President and Treasurer of FAM and MLAM since 1984;
   Senior Vice President and Treasurer of Princeton Services since
   1993; Vice President of MLFD since 1981 and Treasurer since 1984.
Michael J. Hennewinkel ...........................................        Secretary           42        1994
   Vice President of MLAM since 1985 and attorney associated with FAM and MLAM since 1982.

    Stock Ownership. At May 10, 1995, the Directors and officers of the Fund as a group (eleven persons) owned an aggregate of less than 1% of the common stock of the Fund outstanding at such date. At such date, Mr. Zeikel, a Director and officer of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML&Co.

                  ITEM 2. SELECTION OF INDEPENDENT AUDITORS

    The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Deloitte & Touche llp ("D&T") to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of D&T in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

    D&T also acts as independent auditors for ML&Co. and all of its subsidiaries and for most other investment companies for which FAM or MLAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board of Directors of the Fund considered the fact that D&T has been retained as the independent auditors for ML&Co. and the other entities described above in its evaluation of the independence of D&T with respect to the Fund.

    Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                            ADDITIONAL INFORMATION

    The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund may also hire proxy solicitors at the expense of the Fund.

    In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of the Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

    All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Director nominees and "FOR" the ratification of D&T as independent auditors for the Fund.

    The proposal to elect the Fund's Board (Item 1) and the proposal to ratify the selection of the Fund's independent auditors (Item 2) may be approved at a meeting at which a quorum is duly constituted by the affirmative vote of a majority of the votes cast by the Fund's stockholders, voting in person or by proxy.

    Broker-dealer firms, including Merrill Lynch, holding Fund shares in "street name" for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker- dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Accordingly, the Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies which are returned but which are marked "abstain" or on which a broker- dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purpose of a quorum. Merrill Lynch has advised that it intends to exercise discretion over shares held in its name for which no instructions are received by voting such shares in the same proportion as it has voted shares for which it has received instructions. Abstentions and broker non-votes will not be counted as votes cast and therefore will not have an effect on the vote on either Item 1 or Item 2.

Address of Investment Adviser

    The principal office of FAM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

    The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended November 30, 1994, to any stockholder upon request. Such requests should be directed to Emerging Tigers Fund, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Michael J. Hennewinkel or to 1-800-456-4587 ext. 123.

Stockholder Proposals

    If a stockholder intends to present a proposal at the 1996 Annual Meeting of Stockholders of the Fund which is anticipated to be held in June 1996 and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by January 24, 1996.

                                        By Order of the Board of Directors


                                        Michael J. Hennewinkel
                                        Secretary

Dated: May 22, 1995

                           EMERGING TIGERS FUND, INC.
                                P.O. Box 9011
                       Princeton, New Jersey 08543-9011
                                  P R O X Y
         This proxy is solicited on behalf of the Board of Directors

    The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and James
W. Harshaw, III as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of Emerging Tigers Fund, Inc. (the "Fund") held of record by the undersigned on May 10, 1995 at the annual meeting of stockholders of the Fund to be held on June 23, 1995 or any adjournment thereof.

    This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

                              (Continued and to be signed on the reverse side)

Please mark boxes [] or [] in blue or black ink.
1. ELECTION OF DIRECTORS

FOR all nominees listed below
(except as marked to the contrary below) []

WITHHOLD AUTHORITY
to vote for all nominees listed below []

   (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
Donald Cecil, Edward H. Meyer, Charles C. Reilly, Richard R. West, Arthur Zeikel and Edward D. Zinbarg

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.
FOR []   AGAINST []   ABSTAIN []

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                                 , 1995

X
                                  Signature

X
                          Signature, if held jointly
Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.